Operating Leases - Summary of Maturities of Lease Liabilities (Detail) - USD ($) $ in Thousands	Mar. 31, 2022	Dec. 31, 2021
Lessee, Operating Lease, Liability, Payment, Due [Abstract]
2022	$ 2,090
2022	6,272	$ 2,770
2023	7,265	6,272
2024	7,489	7,266
2025	7,723	7,489
2026		7,723
Thereafter	30,229
Thereafter		30,229
Total undiscounted lease payments	61,068	61,749
Less imputed interest	(20,759)	(21,555)
Tenant improvement reimbursements	(14,914)	(17,463)
Total lease liabilities	$ 25,395	$ 22,731